UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 27, 2010 (September 27, 2010)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia	30313 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 676-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On September 27, 2010, The Coca-Cola Company (the “Company”) announced that the U.S. Federal Trade Commission and Canadian Competition Bureau have both cleared the Company’s proposed acquisition of the North American operations of Coca-Cola Enterprises Inc., subject to certain firewall protective measures with respect to its new distribution agreements with Dr Pepper Snapple Group, Inc.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release issued by The Coca-Cola Company, dated September 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: September 27, 2010	By:	/s/ Kathy N. Waller
		Name:	Kathy N. Waller
		Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release issued by The Coca-Cola Company, dated September 27, 2010.